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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                           Date of Report June 8, 2006
                  Date of earliest event reported June 8, 2006


                          The Neiman Marcus Group, Inc.
             (Exact name of registrant as specified in its charter)


                           Commission file no. 1-9659


           Delaware                                              95-4119509
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)


            One Marcus Square
             1618 Main Street
              Dallas, Texas                                          75201
(Address of principal executive offices)                          (Zip code)


       Registrant's telephone number, including area code: (214) 741-6911

                   ------------------------------------------

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 9.01.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS.



       (c)      Exhibits.

                99.1 Press release dated June 8, 2006 announcing financial results for the fiscal third quarter ended April 29, 2006.


ITEM 2.02.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is being furnished, not filed, pursuant to Item 2.02. Accordingly, this information will not be incorporated by reference into any registration statement filed by The Neiman Marcus Group, Inc. under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference.

On June 8, 2006, The Neiman Marcus Group, Inc. issued a press release announcing its results of operations and financial condition for the fiscal third quarter ended April 29, 2006. A copy of this press release is attached as Exhibit 99.1.

The press release contains information relating to adjusted operating earnings after excluding the matters indicated therein. Management has included this information because it believes it more accurately reflects results from core operating activities and is a better base from which to measure the company's future performance.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SIGNATURES




                                        THE NEIMAN MARCUS GROUP, INC.



Date: June 8, 2006                      By:   /s/ T. Dale Stapleton
                                             -----------------------------------
                                                  T. Dale Stapleton Vice
                                                  President and Controller
                                                  (principal accounting
                                                  officer of the registrant)